UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________________________

FORM 8-K
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2014
 _______________________________________
ENABLE MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-36413	72-1252419
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Leadership Square
211 North Robinson Avenue
Suite 950
Oklahoma City, Oklahoma 73102
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (405) 525-7788
 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 3, 2014, Enable Midstream Partners, LP issued a press release announcing a new natural gas processing plant located in the prolific SCOOP play. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information under this item in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News release issued by Enable Midstream Partners, LP dated September 3, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enable Midstream Partners, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ Mark C. Schroeder
Mark C. Schroeder
Executive Vice President and General Counsel

Date: September 3, 2014